                                 CENTURA FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN
                                 CLASS A SHARES

                             SOUTHEAST EQUITY FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:           4.50%
-------------------------------------

T = (ERV/P) 1/N - 1

WHERE:        T =     TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =     NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:     ( 12/31/90 TO 10/31/97  ):
                       ( 3,891.34 /1,000 (1/(2497 /365))-1) =      21.97%
  ONE YEAR:            ( 10/31/96 TO 10/31/97  ):
                       ( 1,336.56 /1,000) - 1 =                    33.66%
  TWO YEAR:            ( 10/31/95 TO 10/31/97  ):
                       ( 1,611.78 /1,000 (1/( 730 /365))-1) =      26.96%
  THREE YEAR:          ( 10/31/94 TO 10/31/97  ):
                       ( 1,771.09 /1,000 (1/(1095 /365))-1) =      20.99%
  FIVE YEAR:           ( 10/31/92 TO 10/31/97  ):
                       ( 2,467.32 /1,000 (1/(1825 /365))-1) =      19.80%
  TEN YEAR:            ( 10/31/87 TO 10/31/97  ):
                       ( 0./1,000 (1/(3650 /365))-1) =             n/a


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:           4.50%
-------------------------------------

T = (ERV/P) - 1

WHERE:        T =     TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:        ( 12/31/96 TO 10/31/97  ):
                         1239.27 /1,000) - 1 =                     23.93%
  QUARTERLY:           ( 07/31/97 TO 10/31/97  ):
                         1022.06 /1,000) - 1 =                      2.21%
  MONTHLY:             ( 09/30/97 TO 10/31/97  ):
                          931.86 /1,000) - 1 =                     -6.81%
  SIX MONTH:           ( 04/30/97 TO 10/31/97  ):
                         1302.01 /1,000) - 1 =                     30.20%
  SINCE INCEPTION:     ( 12/31/90 TO 10/31/97  ):
                         3,891.34 /1,000) - 1 =                   289.13%

                                 CENTURA FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN
                                 CLASS B SHARES

                             SOUTHEAST EQUITY FUND

            YEAR OF
           REDEMPTION       CDSC
           ----------     -------
             FIRST          5.00%
            SECOND          4.00%
             THIRD          3.00%
            FOURTH          2.00%
             FIFTH          1.00%

T = (ERV/P) 1/N - 1

WHERE:        T =     TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =     NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:     ( 12/31/90 TO 10/31/97  ):
                       ( 3,868.91 /1,000 (1/(2497 /365))-1) =      21.87%
  ONE YEAR:            ( 10/31/96 TO 10/31/97  ):
                       ( 1,337.72 /1,000 (1/( 365 /365))-1) =     33.77%
  TWO YEAR:            ( 10/31/95 TO 10/31/97  ):
                       ( 1,620.85 /1,000 (1/( 731 /365))-1) =      27.27%
  THREE YEAR:          ( 10/31/94 TO 10/31/97  ):
                       ( 1,781.85 /1,000 (1/(1096 /365))-1) =      21.21%
  FIVE YEAR:           ( 10/31/92 TO 10/31/97  ):
                       ( 2,467.40 /1,000 (1/(1826 /365))-1) =      19.87%

            YEAR OF
           REDEMPTION       CDSC
           ----------     -------
             FIRST          5.00%
            SECOND          4.00%
             THIRD          3.00%
            FOURTH          2.00%
             FIFTH          1.00%

T = (ERV/P) - 1

WHERE:        T =     TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:        ( 12/31/96 TO 10/31/97  ):
                       ( 1,238.12 /1,000) - 1 =                    23.81%
  QUARTERLY:           ( 07/31/97 TO 10/31/97  ):
                       ( 1,016.99 /1,000) - 1 =                     1.70%
  MONTHLY:             ( 09/30/97 TO 10/31/97  ):
                       (  926.65 /1,000) - 1 =                     -7.33%
  SINCE INCEPTION:     ( 12/31/90 TO 10/31/97  ):
                       ( 3,868.91 /1,000) - 1 =                   286.89%
  SIX MONTH:           ( 04/30/97 TO 10/31/97  ):
                       ( 1,311.10 /1,000) - 1 =                    31.11%

                                 CENTURA FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN
                                 CLASS C SHARES

                             SOUTHEAST EQUITY FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:           0.00%
-------------------------------------

T = (ERV/P) 1/N - 1

WHERE:        T =     TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =     NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:     ( 12/31/90 TO 10/31/97  ):
                       ( 4,141.14 /1,000 (1/(2497 /365))-1) =      23.09%
  ONE YEAR:            ( 10/31/96 TO 10/31/97  ):
                       ( 1,401.96 /1,000) - 1 =                    40.20%
  TWO YEAR:            ( 10/31/95 TO 10/31/97  ):
                       ( 1,694.64 /1,000 (1/( 730 /365))-1) =      30.18%
  THREE YEAR:          ( 10/31/94 TO 10/31/97  ):
                       ( 1,867.23 /1,000 (1/(1095 /365))-1) =      23.14%
  FIVE YEAR:           ( 10/31/92 TO 10/31/97  ):
                       ( 2,613.83 /1,000 (1/(1825 /365))-1) =      21.19%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:           0.00%
-------------------------------------

T = (ERV/P) - 1

WHERE:        T =     TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

              P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:        ( 12/31/96 TO 10/31/97  ):
                       ( 1,299.20 /1,000) - 1 =                    29.92%
  QUARTERLY:           ( 10/31/96 TO 10/31/97  ):
                       ( 1,069.29 /1,000) - 1 =                     6.93%
  MONTHLY:             ( 10/31/95 TO 10/31/97  ):
                       (  976.23 /1,000) - 1 =                     -2.38%
  SIX MONTH:           ( 10/31/94 TO 10/31/97  ):
                       ( 1,368.22 /1,000) - 1 =                    36.82%
  SINCE INCEPTION:     ( 12/31/90 TO 10/31/97  ):
                       ( 4,141.14 /1,000) - 1 =                   314.11%

                                THE CENTURA FUNDS INC.
                                EXHIBIT 16
                                CLASS A SHARES
                                30-DAY S.E.C. YIELD CALCULATIONS
                                SOUTHEAST EQUITY FUND


                                                 (a-b)
                                              ---------
30-Day S.E.C. Yield Equation     =   2 *{[(      (cd)      +1) 6]-1}  =


     WHERE          a =         Dividends and interest earned during the period

                    b =         Expenses accrued for the period (net of
                                reimbursements)

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                    d = The maximum offering price (NAV for No Load) per share on the last day of the period


   WITH 4.50% LOAD:

                       (         2,184.50 -       1,854.68 )
                       -------------------------------------
               2 *{[(                                        +1) 6]-1} =   0.27%
                       (      101,412.116 *          14.22 )


WITHOUT 4.50% LOAD:

                       (         2,184.50 -       1,854.68 )
                       -------------------------------------
               2 *{[(                                        +1) 6]-1} =   0.29%
                       (      101,412.116 *          13.58 )


The performance was computed based on the thirty day period ending October 31, 1997

                                THE CENTURA FUNDS INC.
                                EXHIBIT 16
                                CLASS C SHARES
                                30-DAY S.E.C. YIELD CALCULATIONS
                                SOUTHEAST EQUITY FUND


                                                 (a-b)
                                              ---------
30-Day S.E.C. Yield Equation     =   2 *{[(      (cd)      +1) 6]-1}  =


     WHERE          a =         Dividends and interest earned during the period

                    b =         Expenses accrued for the period (net of
                                reimbursements)

                    c = The average daily number of shares outstanding during the period that were entitled to receive dividends

                    d = The maximum offering price (NAV for No Load) per share on the last day of the period

================================================================================


                       (        36,359.10 -      26,390.65 )
                       -------------------------------------
               2 *{[(                                        +1) 6]-1} =   0.51%
                       (    1,739,958.293 *          13.57 )


The performance was computed based on the thirty day period ending October 31, 1997